Needham & Company The Seventh Annual Needham Growth Conference January 13, 2005 New York Palace Hotel New York City Bob Stanzione, Chairman & CEO Jim Bauer, VP Investor Relations

Safe Harbor Forward looking statements: The statements in this presentation that use such words as" believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions are forward looking statements. Our business is dependent upon general economic conditions as well as competitive, technological, and regulatory developments and trends specific to our industry and customers. These conditions and events could be substantially different than we believe or expect and these differences may cause our actual results to differ materially from the forward looking statements we have made or the results which could be expected to accompany such statements. Specific factors which could cause such material differences include the following: the timing of the introduction and the performance factors of certain new ARRIS products, design or manufacturing defects in our products which could curtail sales and subject us to substantial costs for removal, replacement and reinstallation of such products; manufacturing or product development problems that we do not anticipate; an inability to absorb or adjust our costs in response to lower sales volumes than we anticipate; loss of key management, sales or technical employees; decisions by our larger customers to cancel contracts or orders as they are entitled to do or not to enter into new contracts or orders with us because of dissatisfaction, technological or competitive changes, changes in control or other reasons. Other risks involve capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies and the development and marketing of technology by our competitors. The above listing of factors is representative of the factors which could affect our forward looking statements and is not intended as an all encompassing list of such factors. In providing forward looking statements we are not undertaking any obligation to update publicly or otherwise these statements, whether as result of new information, future events or otherwise.

ARRIS Overview

Who We Are.... ARRIS is a leading global provider of broadband access solutions for delivery of converged voice, data and video services over HFC networks We help our customers create value primarily through Revenue Generating Unit (RGU) growth Two product categories Broadband 1st generation cable telephony: Cornerstone(r) Voice IP based network elements for converged data, voice & video: CMTS, Q5(tm) DMTS Supplies & CPE DOCSIS(r) CPE (E-MTAs, cable modems) TeleWire Supply(r) (plant hardware)

What We Have Done.... Established market leadership in broadband voice and data Undisputed leader in Cable Telephony with approaching 5M lines in service Strong market and technology position in DOCSIS(r) Qualified CMTS for VoIP and high speed data Two DOCSIS 2.0 CMTS platforms Growing share of embedded base Top 5 operators worldwide have standardized on ARRIS E- MTAs - 3Q04 #1 market position worldwide (44% units) Ready for the "all digital" network market disruption... moving to everything IP, everywhere. Building on DOCSIS experience Launched IP Video initiative

ARRIS 5-Point Growth Strategy... Transition to "Everything IP... Everywhere" Lead the market with solutions that address The growing broadband internet access market The explosive VoIP market The emerging IP Video transport market The developing international markets Leverage our current voice and data business Fill out installed base of CBR voice telephony Establish large installed CMTS base for high speed data Strengthen and grow TeleWire Supply(r) business Expand and/or fill gaps in our existing product and services portfolio through internal developments, partnerships and acquisitions Maintain and improve strong capital structure

Our Markets

ARRIS 2004 Worldwide Sales... A Global Customer Base United States Cox Comcast Time Warner Charter Insight Adelphia GCI Knology Susquehanna Grande Bright House Frankfort Black Hills Cebridge NCTC Plus 50 Others Canada Eastlink VCom Capella / Rogers Latin America VTR - Chile BCD/Cablevision - Argentina Megacable - Mexico Liberty - Puerto Rico Cable Bahamas - Bahamas Plus 10 Others Europe UGC / Europe - Multiple Countries Retecal - Spain Cabovisao - Portugal Essent - Netherlands Accesscom - Israel Telenet - Belgium Laser GmbH - Germany Plus 40 Others Asia Jupiter - Japan Synclayer - Japan Commverge - Korea Han Kook - Korea Chengdu - China OSI Plus - Japan Plus 12 Others Over 66 operators, in 47 cities, in 28 countries, and growing...

ARRIS Market Environment.... Increasing Competition from Telcos and Satellite will drive U.S. Cable Operator Spending for... Faster Internet Access Carrier Grade Phone Service On-demand video Similar dynamics apply in a growing International market Aging network will require more maintenance The "all digital" IP based technology disruption is occurring : Data ^ Voice ^ Video ARRIS is Ready!

ARRIS Products Current and Future

ARRIS Telewire provides Products for existing Markets and for new Emerging Markets.... Plant Maintenance & Construction Drop Emerging Markets Leverage ARRIS Broadband business Anticipate MSO need for new RGUs Residential Commercial/SOHO Invest in new products & partners Maintain/grow share Product cost reduction & margin improvement Value-added services Compete aggressively in this growth area Leverage ARRIS Broadband success with CBR and VoIP

ARRIS provides a wide range of Products for Voice, Data, & Video Solutions


CBR
Telephony
Cornerstone® HDT
Cornerstone® Voice Ports
Cornerstone® Max24
VoIP Telephony
& Broadband Data
Cadant® C4™ CMTS
Cadant® C3™ CMTS
DOCSIS 1.1
DOCSIS 2.0
PacketCable
Touchstone™ Telephony Ports, Telephony Modems, & Cable Modems
IP Everything
Data, Voice, Video
Q5 DMTS
Touchstone™ Telephony Ports, Telephony Modems, & Cable Modems, Third Party Set top Boxes
Toward Convergence

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ARRIS

ARRIS Cadant CMTS Product Portfolio meets TODAY'S Worldwide needs for VoIP and HSD…

Chassis-based



Large Markets

Cadant® C4™ CMTS

- >20K homes passed per hub
- DOCSIS 2.0 **Qualified**
- DSG Support **Qualified**
- PacketCable™ **Qualified**
- Supports up to 52,000 Subscribers
- Hitless failover
- Hitless software upgrade

DOCSIS® 2.0 and Euro-DOCSIS 1.1 Qualified CMTS

Rack Mount



Medium to Small Markets

Cadant C3™ CMTS

- 5K – 20K homes passed per hub
- DOCSIS 2.0 **Qualified**
- Supports up to 3,000 Subscribers
- Commercial Application Support
  - Virtual Private Networks

DOCSIS 2.0 and Euro-DOCSIS 1.1 Qualified CMTS

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ARRIS

New, Advanced Services are driving Consumers' Unquenchable Thirst for Bandwidth... E-Mail Digital Music Napster VoIP Digital Photos Online Games Video Mail Video Blogs All Video on Demand Unicast per Subscriber Web Browsing Video on Demand High Definition Video on Demand Advanced Services Demand More Bandwidth

Bandwidth per Subscriber- Today.... As bandwidth per subscriber increases, more CAM's and CMTS are needed Internet Gigabit Ethernet 40 Million bits per Second C4 Cable Access Module C4 CMTS Up to 16 CAM's Downstream Bandwidth Is Shared by All Modems Modems Contend for Bandwidth The more modems contending The less each gets Typical Math 1,500 modems on a CAM 10% on line peak hour 10% actually accessing simultaneously So, 15 modems share 40Mbps instantaneously Each ACTIVE Modem gets 2.7 Mbps

Bandwidth per Subscriber-Tomorrow... 10x CAMs will be needed to meet peak hour demand Internet Gigabit Ethernet 100 Million bits per Second C4 Cable Access Module C4 CMTS Up to 16 CAM's Downstream Bandwidth Is Shared by All Modems. Modems Contend for Bandwidth. The more modems contending, the less each gets The New Math 400 modems on a CAM 10% on line peak hour 10% actually accessing simultaneously So, 4 modems share 100Mbps instantaneously The ACTIVE Modem gets 25 Mbps

Local VoIP Subscribers in United States are Expected to Grow Rapidly from 1 million in 2004 to over 17 million in 2008... 2003 2004 2005 2006 2007 2008 East 0.1 1 3.5 7 12.5 17.5

ARRIS CPE Portfolio of Products For All Applications Software Compatible with All Current PacketCable & SIP Solutions Software Compatible with All Current PacketCable & SIP Solutions Software Compatible with All Current PacketCable & SIP Solutions Touchstone(tm) Telephony Modem Platinum Touchstone(tm) Telephony Modem Gold Touchstone(tm) Telephony Modem Silver Touchstone(tm) Telephony Modem Bronze Touchstone(tm) Telephony Port Application Carrier Grade Voice & Data Carrier Grade Voice & Data Voice & Data Voice & Data Outdoor Carrier Grade Voice & Data Capacity 2 RJ11 1 RJ45 1 USB 2 RJ11 1 RJ45 1 USB 2 RJ11 1 RJ45 1 USB 1 RJ11 1 RJ45 1 USB 2 or 4 RJ11 1 RJ45 CableLabs(r) Features Battery Backup Data Interface Voice CODEC Specials PC 1.1/DOCSIS(r) 2.0 8-16 Hrs Lithium Ion Bridged 10/100 & USB 711, 726, 729 Battery Telemetry PC 1.1/DOCSIS 2.0* 4 Hrs Lithium Ion Bridged 10/100 & USB 711, 726, 729 Battery Telemetry PC 1.0/DOCSIS 2.0* Local power only Bridged 10/100 & USB 711, 726, 729 PC 1.0/DOCSIS 2.0* Local power only Bridged 10/100 & USB 711, 726, 729 PC 1.1/DOCSIS 2.0 Network or LPSU 10 Base-T 711, 726, 729 Battery Telemetry CableLabs(r) Features Battery Backup Data Interface Voice CODEC Specials PC 1.1/DOCSIS(r) 2.0 8-16 Hrs Lithium Ion Bridged 10/100 & USB 711, 726, 729 Battery Telemetry PC 1.1/DOCSIS 2.0* 4 Hrs Lithium Ion Bridged 10/100 & USB 711, 726, 729 Battery Telemetry PC 1.0/DOCSIS 2.0* Local power only Bridged 10/100 & USB 711, 726, 729 PC 1.0/DOCSIS 2.0* Local power only Bridged 10/100 & USB 711, 726, 729 PC 1.1/DOCSIS 2.0 Network or LPSU 10 Base-T 711, 726, 729 Battery Telemetry CableLabs(r) Features Battery Backup Data Interface Voice CODEC Specials PC 1.1/DOCSIS(r) 2.0 8-16 Hrs Lithium Ion Bridged 10/100 & USB 711, 726, 729 Battery Telemetry PC 1.1/DOCSIS 2.0* 4 Hrs Lithium Ion Bridged 10/100 & USB 711, 726, 729 Battery Telemetry PC 1.0/DOCSIS 2.0* Local power only Bridged 10/100 & USB 711, 726, 729 PC 1.0/DOCSIS 2.0* Local power only Bridged 10/100 & USB 711, 726, 729 PC 1.1/DOCSIS 2.0 Network or LPSU 10 Base-T 711, 726, 729 Battery Telemetry *Euro-DOCSIS models also available

Announcing the new Multi-line eMTA which further expands the product line…..

- Target Markets – Multiple Dwelling Units & Small & Medium Businesses
- MDU as % of HHP
  - Domestic – 30% (30 million homes)
  - International – 40% (45 million homes)
- Touchstone 24-Line eMTA
  - Provisionable in 8-line increments for cost effective deployment
  - Full PacketCable and SIP support
  - Leverages 9 years of multi-line network interface unit deployments with Cornerstone® technology


CBR to VoIP

Cornerstone® Max24 → **Touchstone® TM424A 24-Line eMTA**

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ARRIS

E-MTA Cost Reduction is underway following a well defined Roadmap..... 40%+ Estimated Cost Reduction! Platinum Gold Silver TIME Cost $ Bronze Model 4 Taiwan Production Silicon Tuner, Ocean Shipments China Production Model 5 New DOCSIS silicon New Plastic 2 cell battery New Line Card Model 6

Coming Soon...

ARRIS Completes the "Triple Play" of Voice, Data and now, Video... ARRIS Q5 DMTS (Digital Multimedia Termination System) Fuses QAM and CMTS technologies into one product Enables convergence of DOCSIS data/VoIP & MPEG-2 video Provides a High Return on Investment Reduces equipment count Reduces per stream costs allowing wider VoD deployment High port density reduces CAPEX Ubiquitous Gigabit Ethernet interface reduces ancillary network elements ARRIS is uniquely positioned to be a leader in this space DOCSIS leadership IP client leadership (CM, eMTA) PacketCable Voice and Multimedia leadership

Market Drivers in the Convergence of Voice, Data and Video.... Network economics Voice and high speed data are IP based today Video services over IP dramatically lowers costs Lower Capex - Single point of conversion Lower Opex - Single network manager Competitive Response - On-Demand Content Key to everything on demand Differentiator from satellite based video delivery Breaks the broadcast paradigm - Unicast per subscriber Effectively competes with Telco switched digital video Reduced Upgrade Costs - Optimizing Bandwidth Utilization Supports changing time-based bandwidth usage patterns Unified network more efficiently utilizes total bandwidth Reduces Obsolescence - Integrated with Legacy Systems Operator's capital investment in legacy digital video and VoD supported

Multi-service Network Today.... Telephone Web Surfing Analog Television Gaming Voice Services Residential Commercial HFC Network Digital Television Video on Demand Data Services Different Protocols Multiple Separate Pipes Inefficient Bandwidth Utilization Difficult to Manage Video Conferencing

Multi-service Network Tomorrow.... HFC Network Everything IP... Everywhere Single Unified Pipe Efficient Bandwidth Utilization Easy to Manage Telephone Web Surfing Analog Television Gaming Voice Services Digital Television Data Services Video Conferencing Video on Demand Residential Commercial

Consumers' Unquenchable Thirst for Bandwidth was further Highlighted last week by News at the Consumer Electronic Show (CES) in Las Vegas... TVIP will drive tremendous demand for bandwidth Sling Media Unveils the SlingboxTM Personal Broadcaster New CE Device Pioneers "Placeshifting" Of Your Living Room TV Experience Las Vegas - January 4, 2005 - Sling Media, Inc. this week unveils the SlingboxTM Personal Broadcaster, a breakthrough consumer electronics device that transforms today's television viewing experience. The SlingboxTM enables a consumer to watch their live TV programming from wherever they are by turning virtually any laptop or Internet-connected device into a personal TV. Charter and Samsung to Jointly Develop Two-Way Digital Cable LAS VEGAS, Jan. 6 /PRNewswire/ -- Samsung Electronics and Charter Communications, Inc. (Nasdaq: CHTR - News) today announced a strategic partnership for the joint development and promotion of Two-Way Digital Cable TV... The companies intend to deploy a low-cost Network Interface Unit (NIU) and XHT HDTV that would enable two-way digital cable services... efforts are expected to accelerate High Definition Digital cable services, as well as increase the market share of Digital TVs... Microsoft names more TV partners Bill Gates announced he has forged closer links with consumer electronics companies in an attempt to boost the use of its software in digital media and entertainment. The new relationships include a partnership with TiVo that would let users download and watch TV on mobile handsets. TiVO goes IP TiVo plans to introduce a high-resolution digital video recorder and deliver programming over Internet lines... LAS VEGAS, Nevada, January 4, 2005 - Orb Networks, Inc., today announced the availability of its debut solution, Orb Media 1.0... a simple way for consumers to view, hear and access all kinds of their digital content from virtually any Internet-enabled device, from anywhere in the world. Imagine being able to watch live TV and home videos while sitting at your favorite cafe or listen to your entire music collection on any device while waiting at the airport for your plane to arrive. Orb's new streaming media service allows you to do just that.

New, Advanced Services are driving Consumers' Unquenchable Thirst for Bandwidth... E-Mail Digital Music Napster VoIP Digital Photos Online Games Video Mail Video Blogs All Video on Demand Unicast per Subscriber Web Browsing Video on Demand High Definition Video on Demand Advanced Services Demand More Bandwidth

Bandwidth per Subscriber- *Day After Tomorrow…*

100x Downstreams will be needed – Q5 Makes it Economical


Q5 DMTS
Up to 48 Downstreams
160 Million bits per Second
4xGigabit
Ethernet
Internet

Downstream Bandwidth
Is Shared by
All Modems
Modems Contend for Bandwidth
The more modems contending
The less each gets

The New New Math

200 modems on a CAM

10% online peak hour

10% actually accessing simultaneously

So, 2 modems share 160Mbps instantaneously

Two **ACTIVE** Modems get 80 Mbps

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ARRIS

Today's HFC Architecture.... Separate Networks for Video & Voice/Data, Inefficient, Difficult to Manage Separate Networks for Video & Voice/Data, Inefficient, Difficult to Manage Separate Networks for Video & Voice/Data, Inefficient, Difficult to Manage The CMTS supports DOCSIS data flows VoIP & HSD CMTS VoD/Cache Servers Encoders Digital STB DOCSIS CM & eMTA DOCSIS MPEG-TS Telephony & HSD Operations Video Operations Operations Operations HFC Video QAM The QAM supports only downstream MPEG-2 digital video Headend & Metro Network

Tomorrow's HFC Architecture.... Simpler, More Powerful, Converged Platform Simpler, More Powerful, Converged Platform Simpler, More Powerful, Converged Platform VoD/Cache Servers Encoders Digital STB DOCSIS MPEG-TS Telephony & HSD Operations The DMTS supports both Video QAM & bi-directional DOCSIS data flows Video Operations Q5 DMTS Video, Voice, & Data, Set Top Control & Ultrahigh Speed Data (100Mbps) DOCSIS CM & eMTA HFC Headend & Metro Network

ARRIS Q5(tm) DMTS.... provides a simpler, more powerful, converged platform... Network Edge device to support both MPEG digital video and DOCSIS(r) IP multimedia content delivery Industry leading density Modular design supports flexible deployment configurations Available Q105 - Trials

Worldwide QAM / IP Video Access Market is expected to grow rapidly... expected to grow rapidly... expected to grow rapidly... Growth driven by: Convergence over IP Headend consolidation Bandwidth utilization On-demand content Continued Edge QAM deployment CAGR ('04 - '06) = 83%

Financials

Top Line Manage ultimate transition from 1st to 2nd generation telephony Introduce new products E-MTA Cadant C4+ CMTS Q5 DMTS New Distribution products Increase market share Operating Expense Continue to optimize and tightly manage Continue to invest aggressively in future: CMTS Q5 DMTS C4+ CMTS All IP network Margins Balance of Gross Margin and Operating Margin Product Cost Reductions Increase market share of higher margin products Improve operating margins in Supplies product category Capital Structure and Working Capital Opportunistically redeem notes Maintain sufficient liquidity Continue strong working capital management Key Areas of Actions & Focus for continued Financial Improvement in 2004 and beyond... Profitable growth Improve earnings per share Target gross margins of 30% or above Strong Capital Structure Strong Working Capital Management Invest in our future R&D M&A/Alliances

Nine months of 2004 have shown marked financial improvement over the same period in 2003... Nine months revenue of $360.6 million vs. same period 2003 of $306.2 million EPS significantly improved year over year GAAP EPS increased $0.17 from ($0.50) to ($0.33) EPS, excluding certain items*, increased $0.44 from ($0.34) to $0.10 Cash on hand increased $36M from $60M to $96M year over year Convertible debt reduced by $50M from $125M to $75M year over year Inventory turns increased from 3.2 to 4.6 year over year DSO's decreased from 47.1 to 45.5 year over year * See our website at www.arrisi.com for a reconciliation of non-GAAP measures 26

Guidance For Fourth Quarter 2004... Revenues in the range of $120 to $130 million Net income (loss) per share from $(0.01) to $(0.05) Excluding amortization of intangibles and certain items earnings of $0.00 to $0.04 per share ARRIS products remain well positioned for anticipated MSO spending in 2005 and beyond

Full year 2004 is forecasted to provide Marked Financial Improvement Over 2003 Results... 2003 2004E* East 434 481 West 10 26 * 2004 Estimate - nine months reported results plus guidance for Q4 ** See our website at www.arrisi.com for a reconciliation of non-GAAP measures 2003 2004E* GAAP -0.62 -0.38 EPS Excluding Certain Items** -0.28 0.14

Outlook For 2005 Is Positive... Anticipate both Top & Bottom Line improvement GAAP EPS & EPS excluding certain items closer together Amortization of Intangibles $29M in 2004 vs. $1M in 2005 Stock Option Expense ???? Anticipate continued cash generation from operations Good order momentum entering 2005 Positioned well in growth segments VOIP IP Video

Questions and Answers